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EXHIBIT 99.1

                            SHARE EXCHANGE AGREEMENT


THIS AGREEMENT is made effective this twentieth (20th) day of October, 2005.


BETWEEN:
                      Financial Telecom Limited (USA) Inc.

And
                            Mr. Mordechai Kraselnick


WHEREAS:

Financial Telecom Limited (USA) Inc. (hereinafter referred to as "Fintel") is a company duly incorporated under the laws of Nevada, and has its executive offices located in Shanghai, PR China, and has its shares traded on the OTCBB under the trading symbol of FLTL.OB, and is subject to the reporting requirements of the Securities Exchange Commission;

Mr. Kraselnick is a citizen of Panama, and is resident in Panama;

Mr. Kraselnick owns all the issued and outstanding shares of MK Aviation, S.A.;

MK Aviation, S.A. (hereinafter referred to as "MKAviation") is a company duly incorporated under the laws of Panama, and has its executive offices located in the city of Panama;

The parties to this agreement wish to effect a purchase by Fintel of 75% of the issued and outstanding shares of MKAviation, the consideration for which will be Fintel's common shares issued to Mr. Kraselnick;

THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.   DEFINITIONS

     a. Net Assets means the aggregate of total Identified Assets less total Identified Liabilities.

     b. Identified Assets means all assets other than Goodwill and amounts receivable from Parties Related to MKAviation.

     c. Identified Liabilities means all liabilities other than amounts payable to Parties Related to MKAviation.

     d.   Goodwill has the meaning assigned by FASB statement 142

     e.   Parties Related has the meaning assigned by FASB statement 57

     f.   FASB means the Financial Accounting Standards Board of the USA

     g. Closing and Closing Date mean the date this Share Exchange Agreement is executed.

2.   SHARES EXCHANGED

     a.   Number of Fintel Common Shares to be exchanged:

          (i) Fintel will issue 372,430,363 common shares to Mr. Kraselnick, or his nominees, upon the close of purchase of MKAviation shares by Fintel.

     b.   Number of MKAviation Common Shares to be exchanged:

          (i) Mr. Kraselnick will transfer seventy-five percent (75%) of all the outstanding shares of MKAviation to Fintel, being seventy-five (75) shares of MKAviation. 3. ACTIONS TO BE TAKEN BY FINTEL PRIOR TO CLOSING

     a.   Information to be provided to Mr. Kraselnick

          (i)  Copies of all bank statements for the month of September 2005.

          (ii) A schedule of Accounts Receivable up to September 30, 2005.

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          (iii) A schedule of Accounts Payable up to September 30, 2005.

          (iv) A copy of Fintel's Federal Tax return for the year 2004.

          (v) A schedule and full disclosure of any and all suits filed against the company.

          (vi) A copy of Fintel's 10QSB for June 30, 2005, duly filed with the SEC.

          (vii) Financial Statements for Fintel, as at September 30, 2005, prepared by management in accordance with accounting principles accepted generally in the USA.

          (viii) A copy of its Shareholder Register as at September 30, 2005, comprising of a list or lists prepared by Fintel's stock transfer agent, Signature Stock Transfer.

          (ix) A list prepared by Fintel for all share options granted by Fintel to its independent Agents.

     b.   No Dilution of Shares

          (i) Fintel will not issue any of its common shares to any third party after the date of September 30, 2005, up to and including the Closing Date.

     c.   Resolutions

          (i) Fintel will procure all necessary Board and Shareholder resolutions to effect the exchange of shares contemplated herein.

     d.   Name Change

          (i) Fintel will take all actions necessary to reserve a change in name to "MKA Capital Inc", or some other close substitution as may be available under Nevada law.

4.   ACTIONS TO BE TAKEN BY MR. KRASELNICK PRIOR TO CLOSING

     a.   Information to be provided to Fintel

          (i) Financial Statements for MKAviation, for the fiscal years of 2003 and 2004, prepared in accordance with accounting principles accepted generally in the USA, and audited by Ernst and Young.

          (ii) Financial Statements for MKAviation, as at September 30, 2005, prepared by management in accordance with accounting principles accepted generally in the USA.

          (iii) Copies of all bank statements for the month of September 2005.

          (iv) A schedule of Accounts Receivable up to September 30, 2005.

          (v)  A schedule of Accounts Payable up to September 30, 2005.

          (vi) A schedule of all Tangible Assets up to September 30, 2005.

          (vii) A schedule of all Long Term Debts up to September 30, 2005.

          (viii) A schedule and full disclosure of any and all suits filed against the company up to September 30, 2005.

          (ix) A schedule and full disclosure of any and all Contingent Liabilities up to September 30, 2005.

     b.   Determine the Net Assets of MKAviation

          (i) The Net Assets shown in the financial statements of MKA as at September 30, 2005, will be no less than $10 million.

     c. Seek additional legal opinions about any matter pertaining to this Agreement, as he may so choose.

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5.   ACTIONS TO BE TAKEN BY FINTEL UPON CLOSING

     a.   Adjustments made on account of Net Assets of MKAviation

          (i) Should the Net Assets of MKAviation exceed $10mm, the excess will be recorded in the books of Fintel as a Payable to Mr. Kraselnick, or his nominee, and paid out within six months following the Closing Date.

     b.   Resignations and Changes to the Board

          (i) Three (3) existing board members of Fintel will resign immediately prior to Closing.

          (ii) The remaining Directors of Fintel will appoint interim Directors based on the persons nominated by Mr Kraselnick.

     c.   Deliver evidence of Board Resolutions

          (i) A Board Resolution approving this Agreement and its execution. d. Deliver evidence of shares issued to Mr. Kraselnick.

          (i) A Board Resolution for the number of shares determined above of unregistered Fintel common shares, fully paid and non-assessable, free and clear of all liens and encumbrances of any kind.

          (ii) Instructions to the company's share transfer agent, for the number of unregistered shares determined above.

     e. Execute and deliver such other instruments, certificates, authorizations, releases, resolutions and documents as may be necessary to effect the transactions described in or otherwise required by this Agreement.

6.   ACTIONS TO BE TAKEN BY MR. KRASELNICK UPON CLOSING

     a.   Nominate three (3) members to the Board

          (i) Mr. Kraselnick will name his nominees to the Board to fill the interim vacancies.

     b.   Deliver evidence of shares transferred to Fintel

          (i) Mr. Kraselnick will transfer to Fintel 75% of his rights, title and interest in and to all of the capital stock of MKAviation owned by him.

          (ii) Mr. Kraselnick will deliver to Fintel his stock certificates representing 75% of the MKAviation capital stock owned by him, with such certificates to be duly endorsed in blank or accompanied by an irrevocable stock power and assignment separate from certificate and endorsed in blank.

     c.   Deliver evidence of Board Resolutions

          (i)  A Board Resolution approving this Agreement and its execution.

     d. Execute and deliver such other instruments, certificates, authorizations, releases, resolutions and documents as may be necessary to effect the transactions described in or otherwise required by this Agreement.

7.   CLOSING DATE

     a. Closing of the transactions contemplated by this Agreement will take place at the offices of Fintel's legal counsel on or before December 31, 2005.

8.   CONTINUATION OF BUSINESS

     a. Other than as contemplated by this Agreement, each party covenants and agrees that, from and after the date hereof and until Closing, neither party will:

          (i) Conduct its business, or introduce any material change in its business practices or the accounting methods in respect of its business, except in a manner consistent with prior practices;

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          (ii) Except in the ordinary course of business, pay, discharge or liquidate any outstanding indebtedness or incur any obligation not relating to the conduct of its business;

          (iii) Fail to maintain its books and records in accordance with sound business practices, on a basis consistent with prior practice;

          (iv) For a period of thirty (30) days from the date hereof, directly or indirectly:

               1. solicit or initiate any offer or proposal for, or any written indication on interest in, a merger, acquisition or other business combination involving either party or the acquisition of any equity interest in either party, other than the transactions contemplated by this Agreement, or engage in negotiations with, or disclose any non-public information relating to it or afford access to its properties, books and records to any person or entity in connection with any such offer or proposal;

               2. make any announcement or submit any filing(s) to the SEC without having received the approval of the other party hereto any government or regulatory authorities, stock exchanges or other third parties, if required to be made by any parties hereto, without delivering to other party a draft of such announcement and shall give such other party reasonable opportunity to comment thereon.

9.   WARRANTIES

     a. Fintel represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date with the same force and effect as if then made:

          (i) Fintel is a corporation duly organized and existing under Nevada law and is in good standing in the State of Nevada.

          (ii) Fintel has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own or use.

          (iii) Fintel is registered to do business in all jurisdictions where the failure to obtain such registration could reasonably be expected to result in a material adverse effect on the financial position, results of operations or business of Fintel.

          (iv) Fintel is in compliance with all federal and state, and local regulations applicable to the business conducted by Fintel.

          (v) The execution and delivery by Fintel of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by Fintel of its covenants and obligations under this Agreement,and the consummation by Fintel of the transactions contemplated by this Agreement, have been authorized by all necessary corporate action. Assuming due execution and delivery, this Agreement constitutes the valid and legally binding obligation of Fintel and is enforceable in accordance with its terms.

          (vi) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement:

               1. violates any provisions of any of Fintel's organizational documents;

               2. violates any statute, ordinance, law, writ, injunction, ruling, regulation, order, judgment or decree of any court or governmental agency or board ("Laws") by which Fintel or any of its assets or properties is bound, which violation could reasonably be expected to have a material, adverse effect on the financial position, results of operations or business of Fintel; or

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               3.   conflicts with, violates, or will result in any breach of
                    (or give rise to any right of termination, cancellation, modification, amendment, rescission, refusal to perform or acceleration of) any of the terms of, or constitute a default under, or result in the creation of any lien pursuant to the terms of, any note, bond, lease, mortgage, deed of trust, franchise, guaranty, certificate of occupancy, indenture, license, permit, contract or agreement ("Contracts") or other instrument or obligation to which Fintel is a party or by which Fintel's assets are encumbered and which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of Fintel.

          (vii) All of Fintel's financial statements, including, but not limited to, Fintel's consolidated balance sheet (including the notes thereto), and the related consolidated statement of income, changes in stockholders' equity and cash flow for the one year fiscal periods ended December 31, 2003 and 2004, fairly present, in all material respects, the financial condition and the results of operations, changes in stockholders' equity and cash flow of Fintel as of the respective dates thereof and for the accounting periods referenced therein, all in accordance with generally accepted accounting principles and practices applied on a consistent basis.

          (viii) This Agreement and the information furnished by Fintel whether set forth in this Agreement or in any filing made by Fintel under the Exchange Act, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

     b. Mr. Kraselnick represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date with the same force and effect as if then made:

          (i) MKAviation is a corporation duly organized and existing under Panama law and is in good standing in Panama.

          (ii) MKAviation, has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own and use.

          (iii) MKAviation is registered to do business in all jurisdictions where the failure to obtain such registration could reasonably be expected to result in a material adverse effect on the financial position, results of operations or business of MKAviation.

          (iv) MKAviation is in compliance with all federal and state, and local regulations applicable to the business conducted by MKAviation.

          (v) The execution and delivery by Mr. Kraselnick of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by Mr. Kraselnick of his covenants and obligations under this Agreement, and the consummation by Mr. Kraselnick of the transactions contemplated by this Agreement, have been authorized by all necessary legal action. Assuming due execution and delivery, the Agreement constitutes the valid and legally binding obligation of Mr. Kraselnick, and is enforceable in accordance with its terms;

          (vi) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement:

               1. violates any provision of any of MKAviation's organizational documents;

               2. violates any statute, ordinance, law, writ, injunction, ruling, regulation, order, judgment or decree of any court or governmental agency or board ("Laws") by which MKAviation, or any of its assets or properties is bound, which violation could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of MKAviation ; or,

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               3.   conflicts with, violates or will result in any breach of (or give rise to any right of termination, cancellation, modification, amendment, rescission, refusal to perform or acceleration of ) any of the terms of, or constitute a default under, or result in the creation of any lien pursuant to the terms of, any note, bond, lease, mortgage, deed of trust, franchise, guaranty, certificate of occupancy, indenture, license, permit, contract or agreement ("Contracts") or other instrument or obligation to which MKAviation is a party or by which MKAviation, 's assets are encumbered and which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of MKAviation ;

          (vii) All of MKAviation's financial statements, present fairly, in all material respects, the financial condition of MKAviation, as of the date thereof, in accordance with generally accepted accounting principles and practices

          (viii) This Agreement and the information furnished by Mr. Kraselnick, whether set forth in this Agreement or in any document, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

10.  JURISDICTION

     a. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

11.  ARBITRATION

     a. Except in the event an equitable remedy or injunction is sought pursuant to this Agreement, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by arbitration before three arbitrators in accordance with the rules of the American Arbitration Association then current, and judgment upon the award rendered may be entered in the highest court of the forum, country or state, having jurisdiction.

12.  BINDING EFFECT AND NO ASSIGNMENT

     a. This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns.

     b. This Agreement and the Exhibits attached hereto together constitute the entire agreement of the parties with respect to the subject matter of this Agreement and the Exhibits attached hereto and supersede all prior agreements and understandings relating hereto and thereto.

     c. Notwithstanding anything to the contrary, no party may transfer or assign any of its rights or obligations under this Agreement without the prior written consent of all other parties, which they may withhold in their sole discretion.

13.  NOTICES

     a. Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and shall be given or be served by telex, telecopy, facsimile, registered, certified or other form of mail requiring a return receipt, addressed to the party to be notified, postage prepaid, or by reputable overnight delivery service, or by delivering the same in person to such party and obtaining a receipt for such delivery.

     b. Notice deposited in the mail in the manner hereinabove described shall be deemed received on the earlier of the fifth day after day after deposit in the mail or upon receipt, whichever is earlier.

     c. Notice sent by reputable overnight courier shall be deemed received on the next day after sending.

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     d.   Notices given by hand delivery shall be deemed received when delivered.

     e. Notices sent by facsimile transmission with electronic confirmation shall be deemed received on the date sent or the first business day thereafter, if sent after normal business hours or on a non-business day, provided that the sender requests and the receiver sends a return confirmation by facsimile transmission or by mail.

     f. For purposes of notice, the address and facsimile numbers of the parties shall, until notice of any change is provided, be as follows:

          (i)  For Fintel:      1701 Haitong Securities Tower, 689 Guangdong Rd,
                                Shanghai, PR China 200001
                                Fax:  +86-21-33040970

          (ii) For MKAviation:  Edificio Vallarino, Piso 10
                                Calle 52 y Elvia Mendez
                                Panama
                                Fax: +507-2691473

14.  FURTHER ASSURANCES

     a. Each of the parties to this Agreement shall use such party's commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other parties to this Agreement to carry out and consummate the transactions contemplated by this Agreement

15.  EXPENSES

     a. Each of the parties to this Agreement shall bear such party's own expenses and attorneys' fees in connection with the negotiation and preparation of this Agreement and the transactions contemplated by this Agreement, unless:

     b. In the event this Agreement is not closed by decision or action taken by Mr Kraselnick, all expenses and attorneys' fees in connection with the negotiation and preparation of this Agreement and the transactions contemplated by this Agreement, will be borne entirely by MkAviation.

16.  COUNTERPARTS

     a. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which shall constitute one and the same instrument.

17.  AMENDMENTS, WAIVERS

     a. Any changes, amendments, waivers or additions to this Agreement, must be made in writing by the parties to this Agreement in order to be effective. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision strictly in accordance with its terms. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

18.  INVALIDITY

     a. Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties to this Agreement with any such modification to become a part hereof and treated as though originally set forth in this Agreement.

19.  INTERPRETATION

     a. No provision of this Agreement shall be construed against a party because such party of its attorney may have been the draftsman thereof.

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     b.   Each of the undersigned joins in this Agreement for the purpose of confirming his agreement to be bound by the terms of and the representations, warranties, indemnities, obligations, agreements or covenants contained in this Agreement and applicable to each party.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the effective date first written above.



/s/ Mr. M. Kraselnick
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Signed by Mr. M. Kraselnick                       Witness
for and on behalf of himself, and
for and on behalf of MK Aviation, S.A.




/s/ Mr. David Chen
--------------------------------                  ------------------------------
Signed by Mr. David Chen                          Witness
Authorised signatory
for and on behalf of
Financial Telecom Limited (USA) Inc.